Exhibit 10.19

Execution Version

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LICENSE AGREEMENT

BETWEEN

RECRO PHARMA, INC.

AND

CORNELL UNIVERSITY

FOR

CTL Docket No. D-3999

CTL Docket No. D-4398

CTL Docket No. D-4708

CTL Docket No. D-5421

CTL CONTRACT NO. C2017-12-10946

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TABLE OF CONTENTS

RECITALS	1

ARTICLE 1. DEFINITIONS	2

ARTICLE 2. GRANTS	5

ARTICLE 3. CONSIDERATION	7

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS	12

ARTICLE 5. PATENT MATTERS AND TECHNOLOGY OWNERSHIP	14

ARTICLE 6. GOVERNMENTAL MATTERS	18

ARTICLE 7. TERMINATION AND EXPIRATION OF THE AGREEMENT	18

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION	19

ARTICLE 9. USE OF NAMES AND TRADEMARKS	23

ARTICLE 10. MISCELLANEOUS PROVISIONS	23

Appendix A: Patent Rights	2

Appendix B1: Charles River Documents	4

Appendix B2: Files at IMPACT	7

Appendix B3: Materials at Almac under Quote #15366	9

Appendix C: Baseball Arbitration	10

Appendix D: Development Report	11

Appendix E: Commercialization Report	13

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LICENSE AGREEMENT

This agreement (“Agreement”) is made by and between Recro Pharma, Inc., a Pennsylvania corporation having an address at 490 Lapp Road, Malvern PA 19355 (“Licensee”), and Cornell University (“University”) as represented by its Center for Technology Licensing (“CTL”) at Cornell University at 395 Pine Tree Road, Ithaca, NY 14850 (University, CTL and CRF (as defined below) collectively “Cornell” and each of Licensee and Cornell a “Party” and collectively, the “Parties”).

This Agreement is effective on June 30, 2017 (“Effective Date”).

RECITALS

WHEREAS, the inventions disclosed in the following dockets:

Cornell Docket	Title
3999	Intermediate Duration Neuromuscular Blockers
4398	Symmetrical and Asymmetrical Isoquinolinium Maleates: Nondepolarizing Neuromuscular Blocking Drugs of Intermediate Duration Which are Immediately Reversible by Cysteine and Glutathione
4708	L-Cysteine Hydrochloride Injection Development (5026 Combined herein)
5421	Mixed Isoquinolinium/Piperidinium, Pyrrolidinium or Morpholinium Maleate, Fumarate or Chlorofumarate Diester Neuromuscular Blocking Agents of Ultra-Short and Intermediate Duration, Chemically Degraded and Antagonized by D or L-Cysteine

(“Inventions”), were made in the course of research at Cornell by Dr. John Savarese and his associates (hereinafter and collectively, the “Inventors”) and are covered by Patent Rights as defined below;

WHEREAS, the Inventors are as of the Effective Date or were, at the time of their making of the Invention(s), either employees of Cornell or otherwise under contract with Cornell and in either case were and are obligated to assign all of their right, title and interest in the Inventions to Cornell or Cornell Research Foundation, Inc. (“CRF”) and have done so;

WHEREAS, CTL is the officially authorized unit at Cornell to manage Inventions and to grant rights subsisting therein for Cornell and CRF;

WHEREAS, Cornell desires that the Inventions be developed and utilized to the fullest possible extent so that their benefits can be enjoyed by the general public;

WHEREAS, Licensee desires to obtain certain rights from Cornell for commercial development, use, and sale of the Inventions, and Cornell is willing to grant such rights; and

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WHEREAS, Licensee understands that Cornell may publish or otherwise disseminate information concerning the Inventions and Technology (as defined below), in accordance with Paragraph 2.3(b).

NOW, THEREFORE, the Parties agree:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms.

1.1

“Affiliate” means any corporation or other business entity in which Licensee owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors, or in which Licensee is owned or controlled directly or indirectly by at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors; but in any country where the local law does not permit foreign equity participation of at least fifty percent (50%), then an “Affiliate” includes any company in which Licensee owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law. Licensee will ensure that any Affiliate agrees to be bound by the terms set forth in this Agreement.

1.2

“Cover” means, when used with reference to a Patent Right in relation to any Licensed Product, that the development, manufacture, import, marketing, distribution or sale of the Licensed Product would infringe a Valid Claim of a Patent Right in the absence of a license under such Patent Right. The determination of whether a product is Covered by a particular Patent Right shall be made on a country by country basis.

1.3	“Field” means any and all uses of Licensed Products for the diagnosis, prevention or treatment of any disease or condition in humans and animals.

1.4

“Force Majeure Event” shall mean an event that materially interferes with the ability of a Party to perform its obligations or duties hereunder which is not within the reasonable control of the Party affected, not due to such Party’s malfeasance, and which could not with the exercise of due diligence have been avoided, including an injunction, order or action by a governmental or regulatory authority, fire, accident, labor difficulty, strike, riot, civil commotion, act of God, delay or errors by shipping companies, change in applicable law, or unforeseen change in market conditions.

1.5	“Generic Equivalent” means any product with the same active ingredient and route of administration as a Licensed Product.

1.6

“IND” means an investigational new drug application filed with the FDA prior to beginning clinical trials in humans in the United States or any comparable application filed with the regulatory authority in any other country or group of countries.

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1.7	“IND 106,913” shall mean the Investigational New Drug Application No. 106,913 for the Intermediate-acting Licensed Product and Reversal Agent Licensed Product.

1.8

“Independent Company” means, with respect to Licensee, that either or both of the following are true: (a) no unaffiliated entity has acquired greater than fifty percent (50%) of the voting capital stock of Licensee, other than through normal market capitalization (e.g., selling equity in the public markets) (a “Change of Control”), or (b) if a Change of Control has occurred, the market capitalization of the combined entity is at or below $6 Billion.

1.9	“Know-How” shall mean information, technology, methods, knowledge, know-how, data (including clinical and regulatory data), records and documentation.

1.10

“Licensed Method” means any method that uses Technology or is claimed in Patent Rights or the use of which would constitute, but for the license granted to Licensee under this Agreement, an infringement, an inducement to infringe or contributory infringement, of any pending or issued claim within Patent Rights.

1.11

“Licensed Product” means any service, composition or product that uses Technology, or is claimed in Patent Rights, or that is produced or enabled by Licensed Method, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the license granted to Licensee under this Agreement, an infringement, an inducement to infringe or contributory infringement of any pending or issued claim within the Patent Rights. A “Short-acting Licensed Product” means a Licensed Product based on Cornell Docket 5421 or that has a short duration of action; an “Intermediate-acting Licensed Product” means a Licensed Product based on Cornell Dockets 3999 or 4398 or that has an intermediate duration of action; and a “Reversal Agent Licensed Product” means a Licensed Product that reverses the action of a Licensed Product that is a neuromuscular blocking agent.

1.12

“Licensee Know-How” means any Know-How created by Licensee which exists at the Effective Date or during the Term, including but not limited to any improvements, differentiations, or derivatives of the Technology that are created or developed by Licensee at any time.

1.13

“Net Sales” means the total of the gross invoice prices representing sales of Licensed Products by Licensee or its Sublicensees or Affiliates to third parties, less the sum of the following actual and customary deductions where applicable and separately listed: (i) cash, trade, or quantity discounts; (ii) sales, use, tariff, import/export duties or other excise taxes imposed on particular sales, including any governmental taxes, fees, or other charges on the production, importation, use or sale of any Licensed Product (except for value-added and income taxes imposed on the sales of Licensed Product in foreign countries); (iii) rebates, chargebacks, discounts and other adjustments allowed, given or accrued (including, but not limited to, cash, governmental and managed care rebates, hospital or other buying group chargebacks, and governmental taxes in the nature of a rebate based on usage levels or sales of a Licensed Product); (iv) transportation charges; or credits to customers through coupons; (v) samples provided for use in the trade or for clinical trial supply; (vi) actual bad debt (meaning unpaid invoices for Licensed Products which remain unpaid for more than one (1) year) not exceeding ten percent (10%) of all Net Sales for a given calendar

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year which Licensee can prove and document was not paid in spite of reasonable and diligent efforts to collect payment; and (vii) amounts repaid or credited by reasons of defects, rejections, recalls, rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate of Licensed Product under this Agreement for (x) end use (but not resale), by the Sublicensee or Affiliate shall be treated as sales by Licensee at the list price of Licensee in an arm-length transaction, or (y) resale by a Sublicensee or an Affiliate shall be treated as sales at the list price of the Sublicensee or Affiliate. Any disposal of Licensed Product at no charge for, or use of such Licensed Product without charge in, clinical or preclinical trials and studies (including for registration or reimbursement) shall not be included in Net Sales. For the avoidance of doubt, in the event that a Licensed Product that is a neuromuscular blocking agent is sold in combination with one or more other Licensed Products (for example, a Short-acting Licensed Product sold together with a Reversal Agent Licensed Product) (a “Combination Product”), the Net Sales will be calculated once and only once based on the Licensed Products that are neuromuscular blocking agents within such Combination Product, and not based upon any average sale price of each Licensed Product within the Combination Product. In the event that any Licensed Product or Combination Product is sold together with one or more other products that are not a Licensed Product, the Net Sales will be calculated based on the average sale price of the Licensed Product that is a neuromuscular blocking agent or Combination Product included therein, without reference to the price of the other product sold with the Licensed Product or the Combination Product.

1.14

“Patent Costs” mean all out-of-pocket expenses for the preparation, filing, prosecution, and maintenance of all United States and foreign patents included in Patent Rights. Patent Costs shall also include reasonable out-of-pocket expenses for patentability opinions, inventorship review and determination, preparation and prosecution of patent application, re-examination, re-issue, interference, opposition activities related to patents or applications in Patent Rights [***].

1.15

“Patent Rights” means CRF’s or Cornell’s rights in any of the following: (i) the patent applications disclosing and claiming the Inventions, filed by the Inventors and assigned to CRF or Cornell and listed in Appendix A; (ii) applications which claim priority thereto, and continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to extent the claims thereof are enabled by disclosure of the parent application); (iii) any patents issuing on said applications including reissues, reexaminations and extensions; and (iv) any corresponding foreign applications or patents. Up to and terminating on the third anniversary of the Effective Date, to the extent that any new inventions, patents or technology are developed by Cornell, based on further research and development of the Inventions by Cornell, the Parties shall negotiate in good faith to provide an exclusive license to Licensee for any such intellectual property on substantially similar terms to those contained in this Agreement.

1.16

“Royalty Term” means the period of time beginning on the first commercial sale of a Licensed Product in a given country and, expiring on a country-by-country basis with respect to each Licensed Product, upon the later of:

(i)	[***];

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(ii)	[***]; or

(iii)	[***].

1.17

“Sublicense” means an agreement into which Licensee enters with a third party that is not an Affiliate for the purpose of (i) granting certain rights; (ii) granting an option to certain rights; or (iii) forbearing the exercise of any rights, granted to Licensee under this Agreement after Effective Date, but excluding in each case any agreements between Licensee or its Affiliates and third parties under which said third parties provide outsourced contract research, regulatory, or manufacturing services directly to Licensee or its Affiliates pertaining to a Licensed Product. “Sublicensee” means a third party with whom Licensee enters into a Sublicense.

1.18

“Technology” means: (a) technology, related documentation, technical information and data, and Know-How created or owned by Cornell that is contained in the documents listed in Appendix B 1: Charles River Documents, the documents listed in Appendix B2: Files at IMPACT, and the materials listed in Appendix B3: Materials at Almac under Quote #15366, and relating to IND 106,913; and/or (b) the Inventions that Cornell or an Inventor provide or disclose to Licensee, in each case (of (a) and (b)) prior to the Effective Date or during the Term.

1.19	“Term” means the period of time beginning on the Effective Date and continuing until the earliest of (a) termination as set forth in Paragraphs 7.1 — 7.4 and (b) the last to expire Royalty Term.

1.20	“Territory” means worldwide, except as may be modified by Paragraph 3.3(c).

1.21

“Valid Claim” means either (i) a claim of an unexpired and issued patent included within Patent Rights that has not been permanently revoked or held unenforceable or invalid by a final unappealable decision or unappealed decision of a court of competent jurisdiction or (ii) a claim of a pending patent application included within Patent Rights which claim has been filed and is being prosecuted in good faith, has been pending for no longer than five (5) years, and has not been abandoned or disallowed without the possibility of appeal or refiling of the application.

ARTICLE 2. GRANTS

2.1 License Grants.

(a) Subject to Article 5.1 (“patent costs reimbursement obligations”) and to the limitations set forth in this Agreement, Cornell hereby grants to Licensee and its Affiliates (i) an exclusive (except as to Cornell to the extent set forth in Paragraph 2.3), sublicensable (solely pursuant to Paragraph 2.2), royalty-bearing license under Patent Rights, and (ii) a non-exclusive, sublicensable (pursuant to Paragraph 2.2), royalty-bearing license under the Technology, in each case to make and have made, to use and have used, to sell and have sold, to offer for sale, and to import and have imported Licensed Products, to practice Licensed Methods and to use and further develop the Technology in the Field within the Territory and during the Term. (the “Licenses”).

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(b) In connection with the exercise of the Licenses by Licensee’s Affiliates, Licensee agrees to provide to Cornell a written assurance from each of its Affiliates exercising rights under the Licenses to comply with all applicable terms of this Agreement.

2.2 Sublicense.

(a) Licensee may grant Sublicenses of its licensed rights hereunder to third parties in accordance with this Paragraph, through one or more tiers.

(b) With respect to any permitted Sublicense, Licensee shall:

(i) not receive, or agree to receive, anything of value in lieu of cash as consideration from a third party under a Sublicense granted pursuant to Paragraph 2.2(a) without the prior written consent of Cornell;

(ii) enter into a written agreement pursuant to which Sublicensee shall agree to comply with all applicable terms contained in this Agreement;

(iii) reasonably promptly provide Cornell with a copy of each Sublicense issued and any amendment made to any Sublicense; and

(iv) be responsible for collecting all payments due, directly or indirectly, to Cornell from Sublicensees, and summarizing and delivering all reports due, directly or indirectly, to Cornell from Sublicensees as required by this Agreement.

(c) Unless Cornell provides written consent to a Sublicense prior to its issuance by Licensee to the Sublicensee, solely upon termination of this entire Agreement for any reason, Cornell, at its sole discretion, shall determine whether Licensee shall cancel or assign to Cornell said Sublicense.

2.3 Reservation of Rights. Cornell reserves the right to:

(a) use the Inventions, Technology and Patent Rights solely for non-commercial educational and research purposes;

(b) publish or otherwise disseminate any information about the Inventions and Technology at any time provided that, to the extent that CTL has knowledge of such publication, CTL will provide Licensee 90 days’ notice of such publication; and

(c) allow other nonprofit institutions to use Inventions, Technology and Patent Rights solely for non-commercial educational and research purposes.

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ARTICLE 3. CONSIDERATION

3.1 Fees and Royalties. The Parties hereto understand that the fees and royalties payable by Licensee to Cornell under this Agreement are in consideration for the license granted herein to Licensee under Technology and Patent Rights. Licensee shall pay Cornell:

(a) an initial license issue fee of [***] ([***]) (“Initial License Fee”) and a materials fee of [***] ([***]) (“Materials Fee”), each within thirty (30) days after the Effective Date;

(b) annual license maintenance fees, payable on each anniversary of the Effective Date according to the following schedule; provided however, that Licensee’s obligation to pay this fee shall end upon the first commercial sale of any Licensed Product in any country in the Territory, whereupon the annual license maintenance fee shall be pro-rated for the number of months expired in that license year prior to such first commercial sale and be paid on the anniversary of the Effective Date.

Fee payable to Cornell	Date
[***]	1st anniversary
[***]	2nd anniversary
[***]	3rd anniversary
[***]	4th anniversary
[***]	5th anniversary
[***]	6th anniversary
[***]	7th anniversary
[***]	8th anniversary
[***]	9th and each anniversary thereafter

(c) during the Royalty Term, milestone payments (“Milestone Payments”) in the amounts payable according to the following schedule of events upon the specified date or achievement of the specified event:

Amount	Milestone
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For the avoidance of doubt, the maximum, aggregate Milestone Payments due for each Licensed Product shall be $8,000,000.

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(d) during the Royalty Term, on a per-Licensed-Product and country-by-country basis, an earned royalty on Net Sales of Licensed Products by Licensee and/or its Affiliate(s) and Sublicensees (“Earned Royalty”) as follows:

When Licensed Product is:	the earned royalty rate is:
A Short-acting Licensed Product, (including any Combination Product in which a Short-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where a Valid Claim Covers the applicable Licensed Product	[***]% of Net Sales of the applicable Licensed Product

A Short-acting Licensed Product (including any Combination Product in which a Short-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where no Valid Claim Covers the applicable Licensed Product	[***]% of Net Sales of the applicable Licensed Product

An Intermediate-acting Licensed Product (including any Combination Product in which an Intermediate-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where a Valid Claim Covers the applicable Licensed Product	[***]% of Net Sales of the applicable Licensed Product

An Intermediate-acting Licensed Product (including any Combination Product in which an Intermediate-acting Licensed Product is sold with a Reversal Agent Licensed Product), in countries where no Valid Claim Covers the applicable Licensed Product	[***]% of Net Sales of the applicable Licensed Product

A Reversal Agent Licensed Product, in countries where a Valid Claim Covers the applicable Licensed Product and solely where such Reversal Agent Licensed Product is sold as a stand-alone product and not as part of a Combination Product	[***]% of Net Sales of the applicable Licensed Product

A Reversal Agent Licensed Product, in countries where no Valid Claim Covers the applicable Licensed Product and solely where such Reversal Agent Licensed Product is sold as a stand-alone product and not as part of a Combination Product	[***]% of Net Sales of the applicable Licensed Product

In the event Licensee is required to pay royalties to one or more third parties for Patent Rights necessary to sell Licensed Products, and the total royalties payable by Licensee exceed [***], then Licensee may deduct [***] from the Earned Royalties payable to Cornell for every $1.00 Licensee actually pays to said third parties of the amount Licensee pays above the [***]; provided, however, in no event shall the amount payable to Cornell be less than [***]% of the amount otherwise due.

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for every $1.00 Licensee actually pays to said third parties of the amount Licensee pays above the [***]; provided, however, in no event shall the amount payable to Cornell be less than [***]% of the amount otherwise due.

(e) during the Royalty Term, Sublicense fees relating to amounts received from Sublicensees in an amount equal to [***]; provided, however, that for purposes of this Paragraph 3.1(e), such fees received by Licensee from its Sublicensees shall be deemed reduced by the amount of any costs and expenses that Licensee is obligated, under the terms and conditions of the applicable Sublicense, to incur or pay with respect to the development of the applicable Licensed Product, and provided, further, that [***].

(f) during the Royalty Term, beginning the first full calendar year after the commercial sale of the first License Product by Licensee, its Sublicensee, or an Affiliate and if the total payments by Licensee under Paragraphs 3.1(d) to Cornell in any such year cumulatively are less than the amount (“Minimum Annual Royalty”) illustrated below:

Year of Commercial Sale	Minimum Annual Royalty
1st	[***]
2nd	[***]
3rd	[***]
4th and each year thereafter	[***]

Licensee shall pay to Cornell on or before February 28 following the last quarter of such year the difference between the Minimum Annual Royalty for the applicable calendar year and the total Earned Royalty amount paid by Licensee for such year under Paragraph 3.1(d); provided, however, that for the year of commercial sales of the first Licensed Product, and for any year in which a Licensed Product is removed from the market temporarily or permanently due to regulatory action, the Minimum Annual Royalty payable shall be pro-rated for the number of months remaining in that calendar year.

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(f) above shall be paid by Licensee pursuant to Paragraph 4.3 and shall be delivered by Licensee to Cornell as noted in Paragraph 10.1.

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3.2 Patent Costs. Licensee shall reimburse Cornell for all Past Patent Costs (incurred prior to the Effective Date and in the amounts set forth below) and all Future Patent Costs (incurred on or after the Effective Date). Past Patent Costs shall be paid on June 30th and December 31st of the applicable years set forth in the table below. Future Patent Costs shall be paid within thirty (30) days following the date an itemized invoice is received by Licensee from Cornell, which invoices shall be sent monthly. Past Patent Costs are [***] as of June 30, 2017 and shall be paid according to the following schedule:

Date	Payment
December 31, 2017	[***]
June 30, 2018	[***]
December 31, 2018	[***]
June 30, 2019	[***]

3.3 Due Diligence.

(a) Licensee shall use commercially reasonable efforts to, either directly or through its Affiliate(s) or Sublicensee(s):

(i) diligently proceed with the development, manufacture and sale of such Licensed Products;

(ii) [***];

(iii) [***];

(iv) [***];

(v) [***];

(vi) [***];

(vii) [***];

(viii) [***];

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(ix) [***];

(x) [***];

(xi) [***];

(xii) [***];

(xiii) [***];

(xiv) reasonably fill the market demand for Licensed Products following commencement of marketing at any time during the term of this Agreement; and

(xv) obtain and maintain all necessary governmental approvals and permits for the manufacture, use and sale of Licensed Products in the Territory during the Term.

(b) If Licensee fails to perform any of its material obligations, then Cornell shall issue a Notice of Default to Licensee and the Parties shall discuss in good faith the key reasons for any such delay, and where any such delay or failure to meet the goals set forth above is due to any key scientific or technical challenges or complexities, regulatory challenges or changes, or unexpected development costs, challenges or complexities or safety issues, manufacturing challenges or hurdles, commercial factors, IP issues or any other key aspects of development and commercialization, the Parties shall discuss the matter in good faith and within sixty (60) days of such Notice of Default, Licensee shall propose a modified development plan in order to remedy or overcome any such challenges. If Cornell agrees, or the arbitrator determines pursuant to Appendix C, that there is a reasonable basis for said plan, then such modified development plan shall constitute Licensee’s new development plan, and the failure described in the Notice of Default will be deemed timely cured. In the event that after Licensee initiates such modified development plan, Cornell does not believe that Licensee (directly or through its Sublicensee) is applying its commercially reasonable efforts towards the material objectives therein, then Cornell may request that the arbitrator determine pursuant to Appendix C whether Licensee (directly or through its Sublicensee) is applying such efforts, and if the arbitrator agrees with Cornell that Licensee (directly or through its Sublicensee) is not applying such efforts, then Cornell shall have the right and option to either terminate this Agreement or change Licensee’s exclusive license to a nonexclusive license. This right, if exercised by Cornell, supersedes the rights granted in Article 2.

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(c) If at any time during the Term, Licensee has not begun a genuine product or business development program for a specific Licensed Product in any country within the Territory and Cornell receives one or more legitimate inquiries to license Patent Rights for the commercialization of said specific Licensed Product in said country, Cornell shall refer such offers to Licensee. If (i) Licensee is no longer an Independent Company, and (ii) Licensee fails to satisfy the market demand (within 25%) in said country of the specific Licensed Product, and Licensee is unable to cure such failure within ninety (90) days from the date of notice, or fails to grant Sublicenses to the inquirers to satisfy such market demand (after Licensee has failed to cure such failure as set forth above), Cornell may then exclude said country, and only said country, from the Territory and license such rights to one or more third parties.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1 Reports.

(a) Development Reports. Beginning six (6) months after Effective Date and ending on the date of first commercial sale of a Licensed Product in the United States, Licensee shall report to Cornell progress covering Licensee’s (and Affiliate’s and Sublicensee’s, as applicable) material activities and efforts in the development of any Licensed Products in the Field under this Agreement. Such reports shall be provided for the preceding six (6) months. The report shall include, but not be limited to, activities and efforts to develop and test all Licensed Products in the Field in the Territory and obtain governmental approvals necessary for marketing the same. Such semi-annual reports shall be due within sixty (60) days of the end of the applicable semi-annual reporting period and shall substantially conform to the form provided herein as Appendix D.

(b) Commercialization Reports. After the first commercial sale of a Licensed Product anywhere in the Territory, Licensee shall submit to Cornell semi-annual commercialization reports on or before each February 28 and August 31 of each year during the Term. Each report shall cover Licensee’s (and each Affiliate’s and Sublicensee’s, as applicable) most recently completed calendar half and shall show:

(i) the gross sales and Net Sales (as defined in Paragraph 1.11) during the most recently completed calendar quarter and the royalties, in US dollars, payable with respect thereto;

(ii) the number of each type of Licensed Product sold (in units or stock keeping units, as applicable);

(iii) sublicense fees and royalties received during the most recently completed calendar half in US dollars, payable with respect thereto;

(iv) the method used to calculate the royalties;

(v) the exchange rates used; and

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(vi) relevant business and corporate development efforts relating to the rights granted in this Agreement.

Licensee shall provide the above information using a form that substantially complies with the form shown in Appendix E and include information on the date of the first commercial sale of each Licensed Product in each country.

If no sales of Licensed Products have been made and no Sublicense revenue has been received by Licensee during the applicable reporting period, Licensee shall so report such information to Cornell, which such communication shall be deemed to satisfy in full Licensee’s reporting obligations hereunder.

4.2 Records & Audits.

(a) Licensee shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of Net Sales and such records as are necessary to determine the amounts due to Cornell under this Agreement. Such records shall be retained by Licensee for at least five (5) years following a given reporting period.

(b) All records shall be available during normal business hours upon a mutually agreeable date and time and with at least fifteen (15) business days’ advance written notice to Licensee for inspection, at the expense of Cornell, by an independent Certified Public Accountant selected by Cornell and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments or other compliance issues. Such inspector shall not disclose to Cornell any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an undisputed under-reporting and underpayment in excess of five percent (5%) for any twelve-month (12-month) period, then Licensee shall pay the cost of the audit as well as any additional sum that would have been payable to Cornell had the Licensee reported correctly, plus an interest charge at a rate of ten percent (10%) per year. Such interest shall be calculated from the date the correct payment was due to Cornell up to the date when such payment is actually made by Licensee. For any undisputed underpayment not in excess of five percent (5%) for any twelve-month (12-month) period, Licensee shall pay the difference within thirty (30) days without inspection cost but with interest charge per the provisions of Paragraph 4.3(c).

4.3 Payments.

(a) All fees, reimbursements and royalties due Cornell shall be paid in United States dollars and all checks shall be made payable to “Cornell University”, referencing Cornell’s taxpayer identification number, [***], and sent to Cornell according to Paragraph 10.1 (Correspondence). When Licensed Products are sold in currencies other than United States dollars, Licensee shall first determine the Earned Royalty in the currency of the country in which Licensed Products were sold and then convert the amount into equivalent United States funds, using the exchange rate quoted in the Wall Street Journal on the last business day of the applicable reporting period.

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(b) Royalty Payments.

(i) Royalties shall accrue when payments for the applicable Licensed Products are invoiced, or if not invoiced, when delivered to a third party or Affiliate.

(ii) Licensee shall pay Earned Royalties semi-annually on or before February 28 and August 31 of each calendar year for the previous calendar half. Each such payment shall be for earned royalties accrued within Licensee’s most recently completed calendar half.

(iii) Royalties earned on sales occurring pursuant to this Agreement or under a Sublicense granted pursuant to this Agreement in any country outside the United States shall not be reduced by Licensee for any taxes, fees, or other charges imposed by the government of such country on the payment of royalty income, except that all payments made by Licensee in fulfillment of Cornell’s tax liability in any particular country may be credited against earned royalties or fees due Cornell for that country. Licensee shall pay all bank charges resulting from the transfer of such royalty payments.

(iv) If at any time legal restrictions prevent the prompt remittance of part or all royalties by Licensee with respect to any country where a Licensed Product is sold or a Sublicense is granted pursuant to this Agreement, Licensee shall convert the amount owed to Cornell into US currency and shall pay Cornell directly from its US sources of funds for as long as the legal restrictions apply.

(v) In the event that any patent or patent claim within Patent Rights expires or is held invalid in a final decision by a patent office from which no appeal or additional patent prosecution has been or can be taken, or by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based solely on that patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision in the applicable country within the Territory. Licensee shall not, however, be relieved from paying any royalties that accrued before the date of such final decision in the applicable country within the Territory, or that are based on another patent or claim within the Patent Rights not involved in such final decision, or that are based on the use of the Technology in the applicable country within the Territory.

(c) Late Payments. In the event royalty, reimbursement and/or fee payments are not received by Cornell when due, Licensee shall pay to Cornell interest charges at a rate of [***]. Such interest shall be calculated from the date payment was due until actually received by Cornell.

ARTICLE 5. PATENT MATTERS AND TECHNOLOGY OWNERSHIP

5.1 Patent Prosecution and Maintenance.

(a) Provided that Licensee has reimbursed Cornell for Patent Costs pursuant to Paragraph 3.2, Cornell shall diligently prosecute and maintain the United States and, if available, foreign patents, and applications in Patent Rights using counsel that is mutually agreed upon by the Parties. Cornell shall provide Licensee with copies of all relevant documentation relating to

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such prosecution and an opportunity to review and comment upon the text of the applications relating to the Patent Rights as soon as practicable (but in no event less than thirty (30) days for new patent application filings and fifteen (15) days for all other filings) before filing. The counsel shall take instructions only from Cornell, and all patents and patent applications in Patent Rights shall be assigned solely to CRF or Cornell. Further, Cornell shall (i) consider amending any patent application in Patent Rights to include claims reasonably requested by Licensee to protect the products contemplated to be sold as Licensed Products by Licensee under this Agreement; (ii) provide Licensee with a copy of each submission made to and document received from a patent authority, court or other tribunal relating to the Patent Rights reasonably promptly after making such filing or receiving such document, including a copy of each application for each item within the Patent Rights as filed together with notice of its filing date and application number; (iii) keep Licensee apprised of the status of all material communications, actual and prospective filings or submissions regarding the Patent Rights, and give Licensee copies of and an opportunity to review and comment on any such material communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (iv) reasonably consider in good faith Licensee’s comments on the communications, filings and submissions for the Patent Rights. For the avoidance of doubt, Licensee shall be free to prosecute and maintain the United States and, if available elsewhere in the Territory, any and all patents and applications therefor using counsel of its choosing with respect to any inventions owned by Licensee.

(b) Licensee may elect to terminate its reimbursement obligations with respect to any patent application or patent in Patent Rights upon ninety (90) days written notice to Cornell. Cornell shall use reasonable efforts to curtail further Patent Costs for such application or patent when such notice of termination is received from Licensee. Cornell, in its sole discretion and at its sole expense, may continue prosecution and maintenance of said application or patent, and Licensee shall have no further license with respect thereto and shall not be responsible for any costs or fees associated therewith incurred by Cornell after said 90 day period has ended. Non-payment of any portion of Patent Costs with respect to any application or patent, which remains uncured for sixty (60) days following Cornell’s Notice of Default with respect to such non-payment, may be deemed by Cornell as an election by Licensee to terminate its reimbursement obligations with respect to such application or patent. Cornell is not obligated to file, prosecute, or maintain Patent Rights outside of the territory at any time or to file, prosecute, or maintain Patent Rights to which Licensee has terminated its License hereunder.

(c) From and after the Effective Date, if Cornell proposes to abandon or fail to maintain any patent or patent application within the Patent Rights, it shall give Licensee reasonable notice thereof (with sufficient time for Licensee to assume control thereof and continue the prosecution or maintenance of such patent, trademark or application) and thereafter Licensee may, upon written notice to Cornell and at Licensee’s sole cost, control the prosecution and maintenance with respect to such patent or application (such patent or patent application so assumed, a “Licensee Assumed Item”). Licensee shall control, itself or through outside counsel reasonably acceptable to Cornell and directed by Licensee, prosecution and maintenance with respect to Licensee Assumed Items in the Territory, at Licensee’s sole cost and expense, as well as preparation and filing for any patent term extensions or similar protections therefor. Licensee shall provide Cornell with a copy of each material submission made to and document received

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from a patent authority regarding any Licensee Assumed Items reasonably promptly after making such filing or receiving such document, including a copy of each application for each item within the Licensee Assumed Items as filed together with notice of its filing date and application number.

(d) No later than 120 days after the Effective Date, Cornell and Licensee shall discuss a prosecution strategy in respect of the Patents Rights. During the Term, if Licensee reasonably believes that Cornell’s prosecution or maintenance of any Patent Rights is inconsistent with the prosecution strategy as agreed upon by the Parties, or otherwise believes that the Patent Costs attendant to the prosecution or maintenance of any such Patent Right are unreasonable, then the CEO of Recro Pharma, Inc. and the Director of Technology/Licensing for Cornell shall meet and attempt to come to a resolution. To the extent that the parties are unable to come to a mutually agreeable resolution, the dispute shall be settled in accordance with Paragraph 10.8 (Dispute Resolution) of this Agreement.

(e) Licensee shall have the right to apply for an extension of the term of any patent in Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law. Licensee shall prepare all documents for such application, and Cornell shall execute such documents and to take any other additional action as Licensee reasonably requests in connection therewith.

5.2 Patent Infringement.

(a) If either Party learns of any substantial infringement of Patent Rights, such Party shall reasonably promptly inform the other Party and provide the other Party with any available evidence of the infringement. Neither party shall notify a third party of the infringement of Patent Rights without the consent of the other party. Both Parties shall use reasonable efforts and cooperation to terminate infringement without litigation.

(b) From and after the Effective Date, Licensee shall have the first right, but not the obligation, to enforce Patent Rights against any actual, alleged or threatened infringement or misappropriation by third parties in the Territory, at Licensee’s sole expense. In the event Licensee elects to bring and prosecute such an action, Cornell shall reasonably assist Licensee and cooperate in any such action at Licensee’s request (and Licensee shall reimburse all reasonable, documented, out-of-pocket expenses incurred by Cornell in connection therewith), and Licensee shall seek and reasonably consider Cornell’s comments before determining the strategy. Without limiting the foregoing, Licensee shall keep Cornell advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide Cornell copies of and an opportunity to review and comment on any such material communications, filings and submissions. Licensee shall not settle, or consent to any judgment in, any action under this Paragraph 5.2(b) without Cornell’s prior written consent, not to be unreasonably withheld or delayed.

(c) From and after the Effective Date, Cornell may request that Licensee take legal action against a third party for the infringement of Patent Rights in the Field and within the Territory. Such request shall be made in writing and shall include any available evidence of such

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infringement and damages. If the infringing activity has not abated ninety (90) days following Cornell’s request, Licensee shall elect to or not to commence suit on its own account. Licensee shall give notice of its election in writing to Cornell by the end of the one-hundredth (100th) day after receiving notice of such request from Cornell. Cornell may thereafter bring suit for patent infringement and any related claims at its own expense and Licensee will cooperate with Cornell. If Cornell elects to bring and prosecute such an action, then Cornell shall seek and reasonably consider Licensee’s comments on strategy. Without limiting the foregoing, Cornell shall keep Licensee advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide Licensee copies of and an opportunity to review. Cornell shall not settle, or consent to any judgment in, any action under this Paragraph 5.2(c), without Licensee’s prior written consent, not to be unreasonably withheld or delayed.

(d) Any recovery or settlement received in connection with any suit brought pursuant to Paragraphs 5.2(b) or 5.2(c) will [***].[***].[***]. Cornell and Licensee agree to be bound by all determinations of patent infringement, validity, and enforceability (but no other issue) resolved by any adjudicated judgment in a suit brought in compliance with this Paragraph 5.2.

(e) Notwithstanding 5.2(d), any agreement made by Licensee for purposes of settling litigation or other dispute shall comply with the requirements of Paragraph 2.2 (Sublicense) of this Agreement.

(f) Each party shall cooperate with the other in litigation proceedings at the expense of the party bringing suit. Litigation shall be controlled by the party bringing the suit. CRF and/or Cornell may be represented by counsel of its choice at its own expense in any suit brought by Licensee. For the sake of clarity, each party may be represented by counsel of its choice in any suit brought against them by the alleged infringer.

5.3 Patent Marking. Licensee shall mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

5.4 Ownership of Technology

(a) Cornell retains ownership of the Technology, and Cornell shall be the sole owner of all right, title and interest to such Technology and all intellectual property rights therein. During the Term, Licensee shall make no use of Technology outside the scope of this Agreement and the licenses granted hereunder. Any such use shall be a material breach of this Agreement.

(b) Licensee retains ownership of the Licensee Know-How and Licensee shall be the sole owner of all right, title and interest to such Licensee Know-How and all intellectual property rights therein. Cornell shall make no use of the Licensee Know-How and any such use shall be a material breach of this Agreement.

(c) Promptly after receipt by Cornell of the Initial License Fee and the Materials Fee from Licensee pursuant to Paragraph 3.1(a), Cornell shall transfer IND 106,913 to Licensee by filing a letter with the FDA stating that all rights to IND 106,913 have been transferred to Licensee as the new owner, as of the effective date set forth therein, pursuant to 21 CFR 312.72

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Change in Ownership of Application and in a form reasonably acceptable to Licensee. Cornell shall execute two (2) copies of such letter, and shall deliver one (1) copy to each of FDA and Licensee. Upon termination of this Agreement, the Parties will discuss and agree upon their desired treatment and disposition of IND 106,913.

ARTICLE 6. GOVERNMENTAL MATTERS

6.1 Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Licensee shall assume all legal obligations to do so and Cornell shall cooperate with Licensee in fulfilling any such obligations. Licensee shall notify Cornell if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. Licensee shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.2 Export Control Laws. Licensee shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.

ARTICLE 7. TERMINATION AND EXPIRATION OF THE AGREEMENT

7.1 Termination by Cornell.

(a) If Licensee fails to perform or violates any term and is in material breach of this Agreement, then Cornell may give written notice of default (“Notice of Default”) to Licensee. If Licensee fails to cure the default within sixty (60) days of the Notice of Default, Cornell may terminate this Agreement and the license granted herein by a second written notice (“Notice of Termination”) to Licensee. If a Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the effective date of that notice. Termination shall not relieve Licensee of its obligation to pay any fees owed at the time of termination and shall not impair any accrued right of Cornell.

(b) This Agreement will terminate immediately, without the obligation to provide written notices as set forth in Paragraph 7.1(a), if Licensee files a claim including in any way the assertion that any portion of CRF’s or Cornell’s Patent Rights is invalid or unenforceable where the filing is by the Licensee, a third party on behalf of the Licensee, or a third party at the written urging of the Licensee.

7.2 Termination by Licensee.

(a) Licensee shall have the right at any time and for any reason to terminate this Agreement upon ninety (90) days written notice to Cornell. Said notice shall state Licensee’s reason (if any) for terminating this Agreement.

(b) Any termination under Paragraph 7.2(a) shall not relieve Licensee of any obligation or liability accrued under this Agreement or rescind any payment made to Cornell prior to the time termination becomes effective. Termination shall not affect in any manner any rights of Cornell or CRF arising under this Agreement prior to termination.

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7.3 Survival on Termination. The following Paragraphs and Articles shall survive the termination of this Agreement:

(a) Article 4 (REPORTS, RECORDS AND PAYMENTS);

(b) Paragraph 7.3 (Survival on Termination);

(c) Paragraph 7.4 (Disposition of Licensed Products on Hand);

(d) Paragraph 7.5 (Post-Expiration License);

(e) Paragraph 8.2 (Indemnification);

(f) Article 9 (USE OF NAMES AND TRADEMARKS);

(g) Paragraph 10.2 hereof (Confidentiality); and

(h) Paragraph 10.5 (Failure to Perform).

7.4 Disposition of Licensed Products on Hand. Upon termination of this Agreement under Paragraph 7.1 or 7.2, Licensee may dispose of all previously made or partially made Licensed Product within a period of one hundred and twenty (120) days of the effective date of such termination provided that the sale of such Licensed Product by Licensee, its Sublicensees, or Affiliates shall be subject to the terms of this Agreement, including but not limited to the rendering of reports and payment of royalties required under this Agreement.

7.5 Post-Expiration License. Effective upon the expiration of the Royalty Term for a given Licensed Product in a given country, Cornell hereby grants to Licensee and its Affiliates, and Licensee and its Affiliates will retain, a royalty-free, nonexclusive license, with the right to grant sublicenses, under the Technology, in each case to make and have made, to use and have used, to sell and have sold, to offer for sale, and to import and have imported Licensed Products, to practice Licensed Methods and to use and further develop the Technology in the Field in said country; the obligations to Cornell in Paragraph 8.2 and Article 9 remain in effect for as long as Licensee is using Technology and must be transferred with any transfer of Technology to a third party. The grant and obligations in this Paragraph 7.5 survive expiration of this Agreement. This Paragraph 7.5 does not apply if this Agreement is terminated under Paragraphs 7.1 or 7.2.

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION

8.1 Limited Warranty.

(a) Cornell warrants that (i) it has the lawful right to grant the licenses under this Agreement; (ii) neither it, CTL nor CRF have granted or will grant any right, license, or interest in, to, or under the Patent Rights or Technology that is inconsistent with the rights, licenses, and

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interests granted under the terms and conditions set forth in this Agreement including but not limited to (x) granting any rights or licenses under Patent Rights that would enable the development, manufacturing, import or commercialization of any Licensed Product in the Field or (y) granting any exclusive rights or licenses under Technology that would enable the development, manufacturing, import or commercialization of any Licensed Product in the Field; (iii) prior to the Effective Date, to the best of its knowledge, without undue investigation, neither it nor CTL or CRF have received any written notice of any opposition or challenge against any Patent Rights in the Territory; and (iv) prior to the Effective Date, to the best of its knowledge, without undue investigation, neither it nor CTL or CRF have received any written notice from any third party or alleging that the use of the Patent Rights, Technology, IND 106,913, or the Licensed Method is infringing or is likely to infringe the rights of any third party.

(b) Except as otherwise set forth herein, the Licenses are provided “AS IS” and without WARRANTY OF MERCHANTABILITY or WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE or any other warranty, express or implied. Except as otherwise set forth herein, Cornell makes no representation or warranty that the Licensed Product, Licensed Method, or the use of Patent Rights, IND 106,913, or Technology will not infringe any other patent or other proprietary rights.

(c) IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM EXERCISE OF THE LICENSE GRANTED HEREIN OR THE USE OF THE INVENTIONS, LICENSED PRODUCT, LICENSED METHOD, IND 106,913 OR TECHNOLOGY. NOTHING IN THIS PARAGRAPH 8.1(C) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF LICENSEE UNDER SECTION 8.2 WITH RESPECT TO ANY DAMAGES OR SETTLEMENT PAYMENTS PAID TO A THIRD PARTY IN CONNECTION WITH A THIRD-PARTY CLAIM.

(d) Except as otherwise set forth in Paragraph 8.1(a) or otherwise set forth in this Agreement, nothing in this Agreement shall be construed as:

(i) a warranty or representation by Cornell or CRF as to the validity or scope of any Patent Rights;

(ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;

(iii) an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Paragraph 5.2 hereof;

(iv) conferring by implication, estoppel or otherwise any license or rights under any patents of CRF or Cornell other than Patent Rights as defined in this Agreement, regardless of whether those patents are dominant or subordinate to Patent Rights; or

(v) an obligation to furnish any Know-How apart from Know-How related to the Patent Rights or otherwise included in the Technology; or

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(vi) an obligation to update Technology.

(e) Licensee represents and warrants that:

(i) as of the Effective Date, Recro Ireland Limited is an Affiliate of Licensee; and

(ii) Licensee will provide prompt written notice to Cornell if any Affiliate of Licensee that has exercised rights under this Agreement ceases to be an Affiliate of Licensee, which written notice will describe the disposition of any Patent Rights, Technology, and Licensed Product that was in the possession or control of said former Affiliate.

8.2 Indemnification.

(a) Licensee shall indemnify, hold harmless and defend CRF, Cornell, and each of their respective trustees, directors, officers, employees, and agents; the sponsors of the research that led to the Inventions; and the Inventors of the patents and patent applications in Patent Rights and their employers (the “Cornell Indemnitee(s)”) against any and all claims, suits, losses, damage, costs, fees, and expenses (“Losses”) arising out arising out of any claim, action, lawsuit, or other proceeding (collectively, “Claims”) brought against any Cornell Indemnitee by a third party to the extent such Losses result from the development or commercialization of the Licensed Products by Licensee or its Affiliates or Sublicensees, except to the extent involving or relating to (i) a material breach by Cornell of this Agreement, including any failure of Cornell’s representations or warranties in Paragraph 8.1(a) to be true, or (ii) any gross negligence, willful misconduct or fraud of any Cornell Indemnitee.

(b) Whenever any Claim or Loss shall arise for which a Cornell Indemnitee (the “Indemnified Party”) may seek indemnification under this Paragraph 8.2, the Indemnified Party shall promptly notify the other Party (the “Indemnifying Party”) of the Claim or Loss and, when known, the facts constituting the basis for the Claim; provided, however, that the failure by an Indemnified Party to give such notice or to otherwise meet its obligations under this Paragraph 8.2 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement, except and only to the extent that the Indemnifying Party is actually prejudiced as a result of such failure. Except as set forth in this Paragraph, the Indemnifying Party shall have exclusive control of the defense and settlement of all Claims for which it is responsible for indemnification and shall promptly assume defense thereof at its own expense. The Indemnifying Party shall act diligently and in good faith with respect to all matters relating to the settlement or disposition of any Claim as the settlement or disposition relates to the Indemnified Party and shall cause such defense to be conducted by counsel reasonably acceptable to the Indemnified Party. The Indemnified Party shall not settle or compromise such Claim for which it is entitled to indemnification without the prior written consent of the Indemnifying Party, unless the Indemnifying Party is in breach of its obligation to defend hereunder. In no event shall the Indemnifying Party settle any Claim without the prior written consent of the Indemnified Party if such settlement does not include a complete release from liability on such Claim or if such settlement would involve undertaking an obligation other than the payment of money, would bind or impair the other Party, or includes any admission of wrongdoing or that any intellectual property or proprietary right of the other Party is invalid or unenforceable. The Indemnified

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Party shall reasonably cooperate with the Indemnifying Party at the Indemnifying Party’s expense and shall make available to the Indemnifying Party reasonably requested information under the control of the Indemnified Party, which information shall be subject to Paragraph 10.2. The Indemnified Party shall have the right (at its own expense) to be present in person or through counsel at all legal proceedings giving rise to the right of indemnification. Notwithstanding the foregoing, the Indemnified Party will have the right to employ separate counsel at the Indemnifying Party’s expense and to control its own defense of the applicable Claim if: (i) there are or may be legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (ii) in the reasonable opinion of counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and Indemnifying Party that would make such separate representation advisable; provided that in no event will the Indemnifying Party be required to pay fees and expenses under this sentence for more than one (1) firm of attorneys in any jurisdiction in any one (1) legal action or group of related legal actions. In such event, the Indemnified Party shall not settle or compromise such Claim without the prior written consent of the Indemnifying Party, such consent not to be unreasonably withheld, conditioned or delayed.

(c) Licensee, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain and maintain insurance or an equivalent program of self-insurance as follows:

(i) Prior to the first “in human” test of a Licensed Product: comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (A) each occurrence, [***]; (B) products/completed operations aggregate, [***]; (C) personal and advertising injury, [***]; and (D) general aggregate (commercial form only), [***]; and

(ii) Commencing upon the first “in human” test of a Licensed Product: comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (A) each occurrence, [***]; (B) products/completed operations aggregate, [***]; (C) personal and advertising injury, [***]; and (D) general aggregate (commercial form only), [***]; and

(iii) the coverage and limits referred to above shall not in any way limit the liability of Licensee.

(d) Licensee shall, upon request, furnish Cornell with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for thirty (30) day advance written notice to Cornell of any modification; (ii) indicate that Cornell has been endorsed as an additionally insured party under the coverage referred to above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by Cornell.

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ARTICLE 9. USE OF NAMES AND TRADEMARKS

9.1 Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either Party hereto (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by Licensee of the name, “Cornell University” or “Cornell Research Foundation” is prohibited, without the express written consent of Cornell.

9.2 Cornell may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, provided that the financial terms of this Agreement shall be deemed Confidential Information such that the obligations of Paragraph 10.2 shall apply to any disclosure(s) thereof.

9.3 Licensee may acknowledge or make press releases regarding the existence of this Agreement and the extent of the grant in Article 2 but Licensee shall not disclose the financial terms of this Agreement except where disclosure of Confidential Information is permitted in accordance with Paragraph 10.2(b)(iii) herein or otherwise required by law, regulation, exchange rules or legal process. To the extent Licensee makes any forward-looking statement regarding this Agreement in its press releases, Licensee shall seek the prior consent of Cornell, which shall not be unreasonably withheld or delayed.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1 Correspondence. Any notice, invoice or payment required to be given to either Party under this Agreement shall be deemed to have been properly given and effective:

(a) on the date of delivery if delivered in person;

(b) one (1) day after the successful transmission in pdf file format if sent by electronic mail using the Internet; or

(c) five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other Party.

If sent to Licensee:

[Reports and Notices Contact]:

Recro Pharma, Inc.

Attention: Gerri Henwood

490 Lapp Road

Malvern, PA 19355

Phone: 484-395-2470

Email: [***]

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Accounts Payable Contact:

Recro Pharma, Inc.

Attention: Ryan Lake, Senior Vice President of Finance

490 Lapp Road

Malvern, PA 19355

Phone: 484-395-2470

Email: [***]

Intellectual Property Contacts:

Recro Pharma, Inc.

Attention: Vanessa Ragaglia

490 Lapp Road

Malvern, PA 19355

Phone: 484-395-2470

Email: [***]

and

Stradley Ronon Stevens & Young, LLP

Attention: Paul K. Legaard, Ph.D.

Great Valley Corp. Center, 30 Valley Stream Parkway

Malvern, PA 19355

Phone: 610-651-2277

Email: plegaard@stradley.com

If sent to Cornell:

For all correspondence except payments -

Center for Technology Licensing at Cornell University

Attention: Executive Director

395 Pine Tree Road, Suite 310

Ithaca, NY 14850

  TEL:    607-254-5236

EMAIL: [***]

For all payments -

If sent by mail:

Center for Technology Licensing at Cornell University

PO Box 6899

Ithaca, NY 14851-6899

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If remitted by electronic payments via ACH or Fed Wire:

Receiving bank name:	[***]
Bank account no.:	[***]
Bank routing (ABA) no.:	[***]
SWIFT code:	[***]
Bank account name:	[***]
Bank ACH format code:	[***]
Bank address:	[***]
Additional information:	[***]

An email copy of the wire transfer transaction receipt shall be sent to Director for Finance and Operations at [***]. Licensee is responsible for all bank charges of wire transfer of funds for payments. The bank charges shall not be deducted from total amount due to Cornell.

10.2 Confidentiality.

(a) “Confidential Information” shall mean any and all information and data, including all scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial, trade secret and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party or its Affiliates to the other Party or its Affiliates in connection with this Agreement. Information, including Technology, relating to the Inventions and disclosed by Cornell to Licensee during the Term of this Agreement shall be deemed the Confidential Information of Cornell. The Licensee Know-How shall be deemed the Confidential Information of Licensee. All Confidential Information shall remain the property of the disclosing Party.

(b) Each Party shall:

(i) solely use the Confidential Information of the disclosing Party for the purpose of performing its obligations and exercising its rights under this Agreement;

(ii) safeguard the Confidential Information of the disclosing Party against disclosure to others with the same degree of care as it exercises with its own data of a similar nature; and

(iii) not disclose Confidential Information to others (except to its employees, agents or consultants who are bound in writing to the receiving Party by a like obligation of confidentiality) without the express written permission of the disclosing Party.

Notwithstanding the foregoing, the receiving Party shall not be prevented from using or disclosing any of the Confidential Information that:

(A)	the receiving Party can demonstrate by written records was previously known to it other than through a prior disclosure by or on behalf of the disclosing Party;

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(B)	is now, or becomes in the future, public knowledge other than through acts or omissions of the receiving Party or its Affiliates;

(C)

(C) is lawfully obtained by the receiving Party from sources independent of the disclosing Party and not in violation of any confidentiality obligation to the disclosing Party not to disclose such Confidential Information; or

(D)

is required to be disclosed by law, regulation or a court of competent jurisdiction; provided, however, that the receiving Party shall use commercially reasonable efforts to notify the disclosing Party of the receiving Party’s intent to make such disclosure of such Confidential Information sufficiently prior to making such disclosure so as to allow the disclosing Party adequate time to take whatever action the disclosing Party may deem to be appropriate to protect the confidentiality of the information.

(c) The confidentiality obligations of each Party hereunder shall continue for a period ending five (5) years from the termination or expiration date of this Agreement.

(d) Cornell may disclose to the Inventors the terms and conditions of this Agreement upon their request provided that Cornell shall first require in writing that the Inventors not disclose such terms and conditions which, for the avoidance of doubt, are Confidential Information hereunder.

10.3 Assignability. This Agreement may not be assigned by either Party, without the written consent of the other Party, such consent not to be unreasonably withheld; provided, however, that Licensee may assign without consent, but with notice of assignment, to Recro Ireland Limited, provided that such entity is financially capable (directly or through commitment of funds from Licensee) of performing the obligations of Licensee under this Agreement.

10.4 No Waiver. No waiver by either Party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.5 Failure to Perform. In the event of a failure of performance due under this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney’s fees in addition to reasonable and documented costs and necessary disbursements.

10.6 Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

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10.7 Force Majeure. A Party to this Agreement shall be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any Force Majeure Event. When such Force Majeure Event has abated, the non-performing Party’s obligations herein shall resume.

10.8 Dispute Resolution. Any dispute arising between Cornell and Licensee under this Agreement shall be resolved under the Baseball Arbitration procedure described in Appendix C.

10.9 Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.10 Entire Agreement. This Agreement embodies the entire understanding of the Parties and supersedes all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter hereof.

10.11 Amendments. No amendment or modification of this Agreement shall be valid or binding on the Parties unless made in writing and signed on behalf of each Party.

10.12 Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

10.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, both Cornell and Licensee have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

RECRO IRELAND LIMITED:		CORNELL UNIVERSITY:

By:	/s/ Gerri Henwood	By:	/s/ Brian. J. Kelly
	(Signature of an authorized officer)		(Signature of an authorized officer)
Name:	Gerri Henwood	Name:	Brian. J. Kelly, Ph.D.
Title:	CEO & Pres	Title:	Director, Technology Licensing
Date:	6/30/17	Date:	June 30, 2017

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Appendix A: Patent Rights

Cornell Ref	Country	App. No.	Status	Patent No	Title
3999-01-US	United States	[***]	Converted		[***]
3999-02-US	United States	[***]	Issued	[***]	[***]
3999-03-PC	PCT	[***]	Converted		[***]
3999-04-AU	Australia	[***]	Issued	[***]	[***]
3999-05-CA	Canada	[***]	Issued	[***]	[***]
3999-06-CN	China	[***]	Issued	[***]	[***]
3999-07-EP	Europe	[***]	Issued	[***]	[***]
3999-08-IN	India	[***]	Filed		[***]
3999-09-JP	Japan	[***]	Issued	[***]	[***]
3999-10-DE	Germany	[***]	Issued	[***]	[***]
3999-11-FR	France	[***]	Issued	[***]	[***]
3999-12-GB	United Kingdom	[***]	Issued	[***]	[***]

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Cornell Ref	Country	App. No.	Status	Patent No	Title
4398-01-US	United States	[***]	Converted		[***]
4398-02-PC	PCT	[***]	Not Converted		[***]
4398-03-US	United States	[***]	Issued	[***]	[***]
4708-01-US	United States	[***]	Converted		[***]
4708-02-PC	PCT	[***]	Converted		[***]
4708-03-CN	China	[***]	Prosecution		[***]
4708-04-US	United States	[***]	Issued	[***]	[***]
5421-01-US	United States	[***]	Converted		[***]
5421-02-US	United States	[***]	Converted		[***]
5421-03-US	United States	[***]	Converted		[***]
5421-04-PC	PCT	[***]	Converted		[***]
5421-05-US	United States	[***]	Issued	[***]	[***]
5421-06-EP	Europe	[***]	Allowed		[***]
5421-07-JP	Japan	[***]	Filed		[***]

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Appendix B1: Charles River Documents

Study No. (Sponsor Ref. No.)	Title	Draft/Final Report Date	Cubic Footage
Sponsor Representative	Archived Material (Room temperature, unless otherwise specified)	End of Continued Storage	Number of Samples
102222	[***]	December 10, 2010	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31, 2016	—
102223	[***]	December 10, 2010	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31, 2016	—
142191	[***]	May 02, 2014	1 ft3
Jeff McGilvra	Raw Data (Paper & Multimedia)	August 31, 2016	—
142192 (PK-002)	[***]	May 02, 2014	2 ft3
Jeff McGilvra	Raw Data (Paper & Multimedia)	August 31, 2016	—
142193 (CW002-001)	[***]	May 02, 2014	1 ft3
Erica Allen	Raw Data (Paper & Multimedia)	August 31, 2016	—
143029	[***]	April 09, 2012	1 ft3
John J. Savarese	Raw Data (Paper)	August 31, 2016	—
143030 (PK-AD-001)	[***]	January 17, 2012	1 ft3
John J. Savarese	Raw Data (Paper 8 Multimedia)	August 31, 2016	—

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Study No. (Sponsor Ref. No.)	Title	Draft/Final Report Date	Cubic Footage
Sponsor Representative	Archived Material (Room temperature, unless otherwise specified)	End of Continued Storage	Number of Samples
143032	[***]	February 14, 2013	1 ft3
Robert Rizzolo	Raw Data (Paper & Multimedia)	August 31. 2016	—
183136	[***]	November 17, 2010	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31, 2016	—
401066	[***]	October 30, 2009	1 ft3
Gilbert W. Carnathan	Raw Data (Paper & Multimedia)	August 31, 2016	—
401067	[***]	November 03, 2009	1 ft3
Gilbert W. Carnathan	Raw Data (Paper & Multimedia)	August 31, 2016	—
503757	[***]	October 15, 2010	5 ft3
John J. Savarese	Raw Data (Paper & Multimedia), Blacks, Hematology Slides, Pathology Slides. Wet Tissues	August 31, 2016	—
600401	[***]	April 21, 2010	1 ft3
Gilbert W. (Chip) Carnathan	Raw Data (Paper & Multimedia)	August 31, 2016
962374	[***]	May 19, 2009	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31. 2016	—
962375	[***]	May 22, 2009	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia), Genetic Slides	August 31, 2016	—
1400104	[***]	February 14, 2013	1 ft3
Robert Rizzolo	Raw Data (Paper & Multimedia)	August 31, 2016	—
1400273	[***]	July 02, 2013	1 ft3
Alexander Smith	Raw Data (Paper & Multimedia)	August 31, 2016	—

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Study No. (Sponsor Ref. No.)	Title	Draft/Final Report Date	Cubic Footage
Sponsor Representative	Archived Material (Room temperature, unless otherwise specified)	End of Continued Storage	Number of Samples
1400274	[***]	July 02, 2013	1 ft3
Alexander Smith	Raw Data (Paper & Multimedia)	August 31, 2016	—
2100001	[***]	November 15, 2012	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31, 2016	—
2100002	[***]	November 15, 2012	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31, 2016	—
2100072	[***]	February 15, 2013	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31, 2016	—
2100073	[***]	February 15, 2013	1 ft3
John J. Savarese	Raw Data (Paper & Multimedia)	August 31, 2016	—

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Appendix B2: Files at IMPACT

•	Cornell IND (electronically) and submission #s 0000 through 0027

•	All FDA correspondence (from pre-IND through present) with the possible exception of a gap in 2009 (April — November) when I switched companies and did not have access to the project.

•	Meeting minutes from internal project meetings from April 2007 through Oct 2014 (again — with a gap in 2009).

•	CDs with nonclinical studies:

•	20034480

•	20030605

•	20038747

•	21000058

•	2100002

•	20033131

•	20027620

•	EQU00003

•	503757

•	183136

•	102223

•	2019549

•	20033130

•	EQU00013

•	20027635

•	Trial Master File from Study CW002-001 which includes:

•	Protocol and amendments

•	Protocol violations/deviations forms

•	Investigator’s Brochure

•	Study Reference Manual

•	Site Initiation Binder

•	Blank SAE/pregnancy forms

•	Blank CRFs

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•	CRF completion guidelines

•	Final CRFs

•	Investigational product records

•	Lab accreditations and reference ranges

•	IRB member list and correspondence

•	Informed consent form

•	Pharmacist CV/licenses

•	Investigator meeting slides

•	Site monitoring/training documentation and reports

•	Screening/Enrollment logs

•	Drug accountability/shipping records

•	Protocol agreement signatures

•	1572s/CVs/licenses/financial agreements for investigators

•	Site personnel log

•	Copies of advertising

•	Safety Monitoring Board meeting records

•	Data management plans

•	Documents from Charles River regarding PK assessments/issues

•	Clinical study report for CW002-001 and all related tables, listings, figures, appendices.

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Appendix B3: Materials at Almac under Quote #15366

SUB-INVENTORY	STORAGE-OS	LOCATOR CODE	STORAGE SITE	ITEM NUMBER	ITEM DESCRIPTION	LOT NUMBER	QUANTITY ON HAND	UOM	LOT AGING
Frzr -20	15366.00	430-014a	NC	12952	[***]	R090531	146.00	EA	1579.00
Frzr -20	15366.00	430-044b	NC	12952	[***]	R090531	146.00	EA	1579.00
Frzr -20	15366.00	430-038b	NC	12953	[***]	R090529	40.00	EA	1579.00
Frzr -20	15366.00	430-048a	NC	12953	[***]	R090529	148.00	EA	1579.00
Frzr -20	15366.00	430-018a	NC	12954	[***]	R090530	234.00	EA	1579.00
Frzr -20	15366.00	430-048b	NC	12954	[***]	R090530	146.00	EA	1579.00
Frzr -20	15366.00	430-036a	NC	10384	[***]	R090526	100.00	EA
Frzr -20	15366.00	430-003a	NC	10383	[***]	R090528	100.00	EA
Frzr -20	15366.00	430-049a	NC	10383	[***]	R090527	34.00	EA	1253.00
Returns	100672.00	DUR0206D	NC	R10000369	[***]	NC74512	1.00	EA	1020.00
Returns	100672.00	DUR0206D	NC	R10000369	[***]	NC105380	1.00	EA	919.00
Returns	100672.00	DUR0206D	NC	R10000369	[***]	NC105387	1.00	EA	919.00

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Appendix C: Baseball Arbitration

(i) If a dispute arises under this Agreement which Cornell and the Licensee are not able to resolve through the mediation of their senior officers for a period of sixty (60) days, then either Cornell or the Licensee may at any time thereafter submit such matter to be finally settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules including the Optional Rules for Emergency Measures of Protection in effect at the time of submission, as modified by this Appendix C. The arbitration will be heard and determined by three (3) arbitrators who are retired judges or attorneys with at least ten (10) years of experience in the pharmaceutical and life sciences industries, each of whom will be neutral. Cornell and the Licensee each will appoint one arbitrator and the third arbitrator will be selected by the two appointed arbitrators, or, failing agreement by the two appointed arbitrators within thirty (30) days following the date of receipt by the respondent of the request for mediation, the third arbitrator will be selected by the American Arbitration Association, such three (3) arbitrators being the “Panel”. Such arbitration will take place in New York, New York. Fees, costs and expenses of arbitration are to be divided by Cornell and the Licensee in the following manner: Cornell will pay for the arbitrator it chooses, the Licensee will pay for the arbitrator it chooses, and Cornell and the Licensee will share payment for the third arbitrator. Except in a proceeding to enforce the results of the arbitration or as otherwise required by applicable Laws, neither Cornell nor the Licensee nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written agreement of Cornell and the Licensee.

(ii) Cornell and the Licensee each will prepare and submit a written summary of its position and any relevant evidence in support thereof to the Panel within thirty (30) days of the selection of the Panel. Upon receipt of such summaries from Cornell and the Licensee, the Panel will provide copies of the same to the other. The Panel will be authorized to solicit briefing or other submissions on particular questions. Within fifteen (15) days of the delivery of such summaries by the Panel, Cornell and the Licensee each will submit a written rebuttal of the other’s summary and may also amend and re-submit its original summary. Oral presentations will not be permitted unless otherwise requested by the Panel. The Panel will make a final decision with respect to the arbitration matter within thirty (30) days following receipt of the last of such rebuttal statements submitted by Cornell and the Licensee and will make a determination by selecting the resolution proposed by one of Cornell or the Licensee that as a whole is the most fair and reasonable to Cornell and the Licensee in light of the totality of the circumstances and that complies with the terms of this Agreement and will provide Cornell and the Licensee with a written statement setting forth the basis of the determination in connection therewith. For purposes of clarity, the Panel will only have the right to select a resolution proposed by one of Cornell or the Licensee in its entirety and without modification provided such resolution complies with the terms of this Agreement.

(iii) Cornell and the Licensee further agree that the decision of the Panel will be the sole, exclusive and binding remedy between them regarding the original dispute.

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Appendix D: Development Report

Company Name	CTL Agreement No	Your Reference No
Reporting Period (mm / dd / yyyy) From / / Through / /	Expected Date of first sale of Licensed Product(s) (mm / dd / yyyy) / /
Please Check One Your Company Has: ☐ less than 500 employees worldwide ☐ 500 or more employees worldwide

For the reporting period prescribed in the agreement, please provide detailed answers to the questions listed below. Please attach a separate report to this sheet if necessary.

1. Listing of milestones / performance requirements accomplished during the reporting period	Done Completed Date	In Progress Anticipated Date	Not Done Anticipated Date

2. List of Products being developed under this agreement
Product Name	Brief Description	Status
Product Name	Brief Description	Status
Product Name	Brief Description	Status
Product Name	Brief Description	Status

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3. Total expenditure spent in the reporting period (under this agreement)

4. Sublicense Activity (if applicable)
List of Sublicenses granted during reporting period	List of sublicenses terminated during reporting period

Total Number of active sublicenses during reporting period

Report Prepared & Approved By
Name (Please Print)	Title	Email
Signature		Date (mm / dd / yyyy) / /

Please submit completed report either via mail or email at address below:

Center for Technology Licensing

At Cornell University

395 Pine Tree Rd., Suite 310

Ithaca, NY 14850

[***]

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Appendix E: Commercialization Report

Company Name	CTL Agreement No	Your Reference No
Reporting Period (mm / dd / yyyy) From / / Through / /	Date of first sale of Licensed Product(s) (mm / dd / yyyy) / /

Please list all Licensed Product(s), with the relevant trade names, whether or not you had sales for the Licensed Product(s) during this reporting period.
Product Name	Licensed Invention or Patent Rights (No.) used if known or Docket No.	Country	Number of Units Sold	Gross Sales	Net Sales (A)	Royalty Rate[1] (B)	Total Royalties (A * B)

1    Pleaserefer to the license agreement for:

☐   applicable royalty rate, please provide as decimal;

☐   how Net Sales should be calculated;

☐   applicable share of sublicense fees;

☐   application of minimum royalty rate

☐   If sales were in a currency other than United States Dollars, please specify exchange rate used

2    Subtractminimum royalty already paid from royalty subtotal for Total Royalty Owed

Royalty Subtotal
Minimum Royalty already paid*
Total Royalty Owed[2]
Total Sublicense Fees* (if applicable)
Total Payment

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Sublicense Activity (if applicable)
List of sublicenses granted during the reporting period	List of sublicenses terminated or expired during the reporting period

Total Number of active sublicenses during reporting period

List of Products being developed under this agreement
Product Name	Brief Description	Status
Product Name	Brief Description	Status
Product Name	Brief Description	Status
Product Name	Brief Description	Status
Product Name	Brief Description	Status

List of Licensed Product(s) Not Manufactured in the US
Product Name
Product Name
Product Name
Product Name

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Report Prepared & Approved By
Name (Please Print)	Title	Email
Signature		Date (mm / dd / yyyy) / /

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